ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
(the “Meeting”)
OF
COASTAL PACIFIC MINING CORP.
(the “Corporation”)

TO BE HELD on April 21, 2009 at 10:00 a.m. (Mountain Standard Time) at the Boardroom, 1530 9th Ave S.E., Calgary, Alberta T2G 0T7

IRREVOCABLE PROXY AND POWER OF ATTORNEY

The undersigned member  (“Registered Shareholder”) of the Corporation hereby appoints Larry Taylor, or in the place of the foregoing,  _________________________, as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of ALL matters, whether special or ordinary, that may properly come before the Meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers on any motion made and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Corporation registered in the name of the Registered Holder as specified herein.

1.	FIX NUMBER OF DIRECTORS

THAT the number of directors be set at two (2).

FOR:	AGAINST:	ABSTAIN:

2.	APPOINTMENT OF DIRECTORS

THAT the following persons be appointed as Directors of the Corporation to hold office until the next annual general meeting of the Corporation.

John Kenney Berscht

FOR:	AGAINST:	WITHHOLD:

               Dr. Earl W. Abbott

FOR:	AGAINST:	WITHHOLD:

3.	APPOINTMENT OF AUDITORS

    THAT Child, Van Wagoner & Bradshaw, PLLC be appointed as auditors of the Corporation for the ensuing year;

FOR:	AGAINST:	ABSTAIN:

1

4.	RATIFICATION OF PRIOR STEPS AND RESOLUTIONS OF THE BOARD

THAT the resolutions passed and steps taken by the Board of Directors since the lastmeetingof shareholders, including the forward split of shares on a two to one basis, be ratified.

FOR:	AGAINST:	ABSTAIN:

Delivered in the City of  __________________________________  in the State/Province ofas of the             day of                                 , 2009.

__________________________________
Print Name of Shareholder

__________________________________
Signature of Shareholder

__________________________________
Witness to signature of Shareholder

_________________________________
Number of Common Shares
owned by Shareholder